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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2000


                        DUALSTAR TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


        DELAWARE                    0-25552                    13-3776834
(State of incorporation      (Commission File Number)         (IRS Employer
   or organization)                                        Identification No.)


           One Park Avenue, New York, New York            10016
         (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (718) 340-6655


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Item 5. Other Events

     On February 24, 2000, DualStar Technologies Corporation, a Delaware corporation ("DualStar") (Nasdaq: DSTR), announced executive changes in furtherance of its previously announced strategy to expand its communication business, as more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Item 7. Financial Statements and Exhibits


     (c) Exhibits

     99.1 Press Release, dated February 24, 2000.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              DUALSTAR TECHNOLOGIES CORPORATION




Date: February 25, 2000       By: /s/ Robert Birnbach
                                  -----------------------
                                  Robert Birnbach
                                  Executive Vice President,
                                  Chief Financial Officer and Secretary


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